                                                                     EXHIBIT 4.2


----------------                                           ----------------
     NUMBER                                                     SHARES
TIV
----------------                                           ----------------


                              [LOGO OF TIVO]

SEE REVERSE FOR CERTAIN DEFINITIONS

            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 888706 10 8

THIS CERTIFIES that



is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE,
                                      OF

===================================TiVo Inc.====================================

transferable on the share register of the Corporation in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: /s/ David H Courtney

          VICE PRESIDENT,
      CHIEF FINANCIAL OFFICER

                            [DELAWARE STATE SEAL]

       /s/ Alan C. Mendelson                        /s/ Michael Ramsay

             SECRETARY                               PRESIDENT AND
                                                CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:
NORWEST BANK MINNESOTA, N.A.
TRANSFER AGENT AND REGISTRAR

BY
                 AUTHORIZED SIGNATURE

TiVo Inc.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right of
          survivorship and not as tenants
          in common
                       UNIF GIFT MIN ACT - .......... Custodian ...........
                                             (Cust)               (Minor)
                                           under Uniform Gifts to Minors
                                           Act .........................
                                                             (State)
                       UNIF TRF MIN ACT -  ...... Custodian (until age .......)
                                           (Cust)
                                           ............ under Uniform Transfers
                                              (Minor)
                                           to Minors Act ..................
                                                              (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________

_____________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________

                                             X__________________________________

                                             X__________________________________

                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By_____________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.